THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND WILL BE OFFERED AND SOLD BY THE COMPANY IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE LAW BY VIRTUE OF THE COMPANY'S INTENDED COMPLIANCE WITH THE PROVISIONS OF
SECTION 4(2) UNDER THE ACT. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                           STOCK PURCHASE AGREEMENT


BriteSmile, Inc.                                                   June 3, 1999
Airport Business Center
200 Diplomat Drive, Bay 204
Lester, PA  19113

Gentlemen:

     In connection with the offer and proposed issuance (the "Offering") of shares of common stock, par value $.01 per share ("Common Stock") of BriteSmile, Inc., a Utah corporation ("BriteSmile" or the "Company"), in reliance on exemptions from the registration requirements of the U.S. Securities Act of 1933, as amended (the "Act"), each Purchaser identified on Schedule A hereto (each, a "Purchaser") and the Company agree as follows:

     1.   Purchase of Securities.  Subject to the terms and conditions of this
          ----------------------
Agreement, each Purchaser hereby agrees, severally and not jointly, to purchase from the Company, and the Company agrees to issue and sell to each Purchaser, the number of shares of Common Stock set forth opposite such Purchaser's name on Schedule A. The agreement of any single Purchaser to purchase Shares is not conditioned upon the agreement of any other Purchaser to purchase Shares. All shares of Common Stock to be purchased hereunder shall be referred to in this Agreement as the "Shares." The aggregate purchase price for the Shares shall be as set forth opposite such Purchaser's name on Schedule A, the purchase price per Share (the "Purchase Price") being Ninety-Five Percent (95%) of the lesser of: (i) the average closing sale price per share of the Common Stock on the American Stock Exchange ("AMEX") during the period of ten (10) trading days immediately preceding the Closing; and (ii) the closing sale price per share of the Common Stock on AMEX on the date of Closing. Each Purchaser shall pay the Purchase Price for all Shares to be acquired by such Purchaser in full prior to or at Closing, via wire transfer to an account of the Company designated by the Company. Wire instructions shall be provided prior to the Closing.

     2.   Registration Rights.  The Shares shall be entitled to certain
          -------------------
registration rights, as provided in that certain Registration Rights Agreement, dated as of the date hereof (the "1999 Registration Rights Agreement"), between the Company and the Purchasers named therein and by this reference made a part hereof (such Registration Rights Agreement and this Agreement constitute the "Transaction Documents").

     3.   Closing.  Payment for the Shares by the Purchasers and delivery of the
          -------
Shares by the Company shall be deemed to complete the transactions contemplated by this Agreement (the "Closing"). The Closing shall occur concurrently with the execution of this Agreement, or such later date as all of the conditions precedent set forth in Section 11 shall have been satisfied or waived, or on such later date as the parties may hereafter agree in writing (the "Closing Date"). At the Closing, the Company shall deliver to each Purchaser a certificate or certificates representing the Shares purchased by such Purchaser.

     4.   Representations and Warranties of Purchasers.  To induce the Company's
          --------------------------------------------
acceptance of this Agreement, each Purchaser hereby represents and warrants, severally and not jointly, to the Company, its agents and attorneys, as follows:

          4.1  Investor Status.  It is [   ] is not [   ] (check one) an
               ---------------
     "accredited investor" within the meaning of Section 501(a) of Regulation D under the Act. [If such Purchaser is or is purchasing Shares on behalf of a fund or other collective investment vehicle formed for the purpose of passive investment by its equity owners (an "Investment Fund"), each beneficial owner of shares or other equity interests in the Investment Fund (a "Beneficial Owner") is an "accredited investor".]

          4.2  Liquidity.  It presently has sufficient liquid assets to pay the
               ---------
     Purchase Price for all Shares to be purchased by it hereunder. It has adequate means of providing for its current needs and contingencies and has no need for liquidity in its investment in the Company or for a source of income from the Company. It is capable of bearing the economic risk and the burden of the investment contemplated by this Agreement including, but not limited to, the possibility of the complete loss of the value of the Shares and the limited transferability of the Shares, which may make the liquidation of the Shares impossible in the near future.

          4.3  Authorization.  It has the requisite power and authority
               -------------
     (corporate, partnership or other) or, if such Purchaser is a natural person, all requisite capacity, to enter into this Agreement, acquire the Shares, and execute and deliver any documents or instruments in connection with this Agreement. The execution and delivery of this

     Agreement, and all other documents and instruments executed by such Purchaser in connection with any of the transactions contemplated by this Agreement, have been duly authorized by all required action of such Purchaser and, if applicable, such Purchaser's owners or managers. The person executing this Agreement and any other documents or instruments in connection with this Agreement is duly authorized to do so on behalf of such Purchaser.

          4.4  Absence of Conflicts.  Neither the execution and delivery of the
               --------------------
     Transaction Agreements or any other agreement or instrument to be executed in connection therewith, nor the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it, or the provision of any indenture, instrument or agreement to which it is a party or is subject, or by which it or any of its properties is bound, or conflict with or constitute a material default thereunder, or result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by or to it to any third party, or require the approval of any third party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which it is subject or to which any of its properties, operations or management may be subject. If Purchaser is, or is purchasing Shares on behalf of, an Investment Fund, Purchaser has made its own determination of the suitability of an investment in Shares for the Investment Fund and an investment in Shares satisfies all diversification, liquidity and other requirements applicable to an investment by such Investment Fund.

          4.5  Sole Party in Interest.  It is the sole and true party in
               ----------------------
     interest, and no other person or entity has or will have upon the issuance of the Shares beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) in the Shares or any portion thereof.

          4.6  Investment Purpose.  It represents that it is acquiring the
               ------------------
     Shares for its own account, for investment purposes, and not for the account or benefit of any other person or entity or for or with a view to resale or distribution.

          4.7  Knowledge and Experience.  It is experienced in evaluating and
               ------------------------
     making speculative investments, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Company. It understands that an investment in the Company is speculative and has concluded that its proposed investment is appropriate in light of its overall investment objectives and financial situation.

          4.8  Disclosure; Access to Information.  It has received and read and
               ---------------------------------
     is familiar with and understands this Agreement, and that all documents, records, books and other information pertaining to its investment in the Company requested by it have been made available for inspection and copying and that there are no additional materials or documents that have been requested by it that have not been made available by or on behalf of the Company. It further acknowledges that the Company is subject to the periodic reporting requirements of the Exchange Act, and it has reviewed or received copies of any such reports that have been requested by it.
     Without limiting the generality of the foregoing, it acknowledges that it has received and reviewed copies of the following documents and materials, all of which are incorporated herein by reference:

               (1) Articles of Amendment Adopting Revised Articles of Incorporation of the Company, filed on August 11, 1998 with the Utah Division of Corporations and Commercial Code;

               (2)  Bylaws of the Company, as amended;

               (3) Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998 (the "1998 10-KSB");

               (4) Quarterly Reports on Form 10-QSB for the quarters ended June 30, September 30, and December 31, 1998 (the "1998 10-QSBs");

               (5) Current Reports on Form 8-K filed on May 6, 1998 and December 22, 1998 (the "1998 8-Ks");

               (6) The Company's Proxy Statement, dated July 17, 1998, for the Company's 1998 Annual Meeting of Shareholders (the "1998 Annual Proxy Statement");

               (7)  The Business Presentation, as defined in Section 11.6;

               (8)  The Disclosure Schedules attached to this Agreement; and

               (9) All of the documents identified on Schedule B hereto [ALL DOCUMENTS DELIVERED IN RESPONSE TO DUE DILIGENCE INVESTIGATION].

          4.9  Exclusive Reliance on this Agreement.  In making the decision to
               ------------------------------------
     purchase the Shares, it has relied exclusively upon information included in this Agreement or incorporated herein by reference, and not on any other representations, promises or information, whether written or verbal, by any person.

          4.10  Advice of Counsel.  It understands the terms and conditions of
                -----------------
     this Agreement, has investigated all issues to its satisfaction, has consulted with such of its own legal counsel or other advisors as it deems necessary, and is not relying, and has not relied on the Company for an explanation of the terms or conditions of this Agreement or any document or instrument related to the transactions contemplated thereby. It further acknowledges, understands and agrees that, in arranging for the preparation of this Agreement and all other documents and materials related thereto, the Company has not attempted to procure, and has not procured, legal representation for it.

          4.11  Accuracy of Representations and Information. All representations
                -------------------------------------------
     made by it in this Agreement, and all information provided by it to the Company concerning it are correct and complete in all material respects as of the date hereof. If there is any material change in such information before the Closing Date and the issuance of the Shares, it immediately will provide such information to the Company.

          4.12  No Representations.  None of the following has ever been
                ------------------
     represented, guaranteed, or warranted to it by the Company or any of its directors, officers, employees, agents, representatives or affiliates, or any broker or any other person, expressly or by implication:

                (1) The approximate or exact length of time that such Purchaser will be required to remain as owner of the Shares; or

                (2) The percentage of profit or amount of or type of consideration, profit or loss (including tax write-offs or other tax benefits) to be realized, if any, as a result of an investment in the Shares.

          4.13  Tax Matters.  It has reviewed and understands the U.S. federal
                -----------
     and any applicable state income tax aspects of its purchase of the Shares, and has received such advice in this regard as it deems necessary from qualified sources such as attorneys, tax advisors or accountants, and is not relying on any representative or employee of the Company for such advice.

          4.14  No Brokers or Finders.  No third person has in any way brought
                ---------------------
     the parties together or been instrumental in the negotiation, execution, or consummation of this Agreement or any instrument, document or agreement related to this Agreement, other than any financial advisor to such Purchaser whose fee or compensation in connection with the matters covered by this Agreement is solely the obligation of such Purchaser and has been previously disclosed to the Company.

          4.15  Certain Risk Factors.  It has been informed about and fully
                --------------------
     understands that there are risks associated with an investment in the Company, including those disclosed in documents incorporated herein by reference pursuant to Section 4.8 of this Agreement.

          4.16  Manner of Sale.  At no time was such Purchaser presented with or
                --------------
     solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

     5.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to the Purchasers that, except as disclosed in the Disclosure Schedules:

          5.1   Organization, Standing, Etc.  The Company is duly organized,
                ----------------------------
     validly existing, and in good standing under the laws of the State of Utah, and has the requisite corporate power and authority to enter into and perform this Agreement and to execute and perform under the documents, instruments and agreements related to this Agreement.

          5.2   Authorization.  The execution and delivery of this Agreement and
                -------------
     the consummation of the transactions contemplated herein have been duly authorized by all requisite action of the Company, including any necessary approval by its Board of Directors or shareholders, and each of the Transaction Documents and all instruments and agreements to be delivered in connection therewith constitute its legally, valid and binding obligation, enforceable against the Company in accordance with their respective terms, subject to laws of general application relating to the rights of creditors generally. The approval of the shareholders of the Company is not required for the execution or performance of this Agreement under any applicable law or regulation, the rules and policies of the American Stock Exchange (the "AMEX") or the Company's Articles of Incorporation or Bylaws.

          5.3   Absence of Conflicts.  Neither the execution and delivery of the
                --------------------
     Transaction Documents or any other agreement or instrument to be delivered to the Purchaser in connection therewith, nor the consummation of the transactions contemplated thereby, by the Company, will (i) conflict with or result in a breach of or constitute a violation or default under (A) any provision of the Articles of Incorporation or By-laws, each as amended to date, of the Company, or (B) the provision of any indenture, instrument or agreement to which the Company is a party or by which it or any of its properties is bound, or (C) any order, writ, judgment, award, injunction, decree, law, statute, rule or regulation, license or permit applicable to the Company; (ii) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Company to any third party, or (iii) require the approval of any third party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which the Company is subject or to which it or any of its properties, operations or management may be subject.

          5.4  Capitalization.  The authorized capital stock of the Company
               --------------
     consists of 50,000,000 shares of Common Stock par value $.001 per share.
     As of June 2, 1999, 17,148,354 shares of Common Stock were issued and outstanding, no shares were held in the Company's treasury and approximately 5,784,167 shares were reserved for issuance pursuant to any outstanding options or other rights to acquire or receive Common Stock. All of the outstanding shares of Common Stock are, and the Shares will be, when paid for and issued, duly authorized, validly issued, fully paid and non-assessable and free of any preemptive rights.

          5.5  SEC Reports and Financial Statements.  The Company's 1998 Form
               ------------------------------------
     10-KSB, 1998 10-QSBs, 1998 8-Ks and 1998 Annual Proxy Statement, copies of which have been filed with or furnished to the Securities and Exchange Commission (collectively, the "SEC Reports"), were when filed with the SEC accurate in all material respects and did not include any untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading. The financial statements included in the SEC Reports (the "Financial Statements") present fairly the financial position of the Company at their respective dates and the results of its operations and cash flows for the periods then ended, in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered by such statements (subject, in the case of unaudited financial statements, to the absence of notes and year-end adjustments which, in the aggregate, will not be material in amount or effect).

          5.6  Business Presentation.  The BriteSmile, Inc. Business
               ---------------------
     Presentation and Financial Plans dated as of March, 1999 (the "Business Presentation") is in all material respects an accurate presentation of the current plans and projections of the management of the Company through the fiscal year ending March 31, 2001. All financial assumptions and projections contained in the Business Presentation are based on the reasonable belief of management of the Company as of the date thereof.

          5.7  Litigation, Etc.  Except as disclosed in the SEC Reports, there
               ----------------
     are no (a) suits, actions or legal, administrative, arbitration or other proceedings or governmental investigations or other controversies pending, or to the knowledge of the Company threatened, or as to which the Company has received any notice, claim or assertion, or (b) obligations or liabilities (other than obligations and liabilities arising in the ordinary course of business subsequent to December 31, 1998), whether accrued, contingent or otherwise, which, in either case (a) or (b), involve a potential cost or liability to the Company which would, individually or in the aggregate, materially and adversely affect the financial condition, results of operations, business or prospects of the Company. The Company is not in default with respect to any order, writ, injunction or decree of any court or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting or relating to it which is material to the financial condition, results of operations or business of the Company.

          5.8   Brokers and Finders.  Neither the Company nor any person acting
                -------------------
     on behalf of the Company has employed any broker, agent or finder, or incurred any liability for any brokerage fees, agents' commissions or finders' fees, in connection with the transactions contemplated herein.

          5.9   Regulatory Compliance.  To the best knowledge of the Company, it
                ---------------------
     has operated and is currently operating in compliance in all material respects with all laws, rules, regulations, orders, decrees, licenses or permits applicable to it or to its business. The Company has not received any notice from the U.S. Food and Drug Administration or any other governmental agency or authority of any noncompliance by the Company with any law, rule, regulation, order, decree, license or permit applicable to it or its business or properties.

          5.10  Articles of Incorporation and By-laws. The Company has delivered
                -------------------------------------
     to each Purchaser copies of its Articles of Incorporation and all amendments thereto, which copies are complete and correct. The Company is not in default under or in violation of any provisions of its Articles of Incorporation. The Company's Articles of Incorporation have not been amended since the date of the Amendments thereof delivered to the Purchasers and no action has been taken for the purpose of effecting any amendment thereto. The Company has delivered to the Purchaser copies of its By-laws and all amendments thereto, which copies are complete and correct. The Company is not in default under or in violation of any provision of its Bylaws.

          5.11  Product Liability.  The Company has not received any notice,
                -----------------
     claim or assertion regarding an actual or alleged material liability of the Company with respect to any of its products.

          5.12  Manufacturing Relationships.  The Company has not received any
                ---------------------------
     notice, claim or assertion from or with respect to any OEM counterparty of the Company regarding any intention of such OEM party to either discontinue its relationship with the Company or develop or market products in competition with the Company.

          5.13  Patents and Proprietary Rights.  The Company has no reason to
                ------------------------------
     believe that any of its patents or proprietary rights infringe upon or otherwise violate the patents or proprietary rights of any other party. The Company has not received any notice, claim or assertion that its patents or proprietary rights or products or proposed products infringe upon or otherwise violate the patents or proprietary rights of any other party.

          5.14  Unincorporated Documents or Materials.  With respect to any
                -------------------------------------
     document or other materials received by the Purchaser from the Company or its representatives which are not incorporated herein by reference, (i) the Company has no reason to believe any of such documents and materials or any projections contained therein contain errors or misstatements or do not adequately describe the transactions contemplated by this Agreement or the status of the development of the Company's technology and products, and
     (ii) such documents, materials and projections were prepared by the Company and its management in good faith.

          5.15  Information.  To the best knowledge of the Company, the
                -----------
     information concerning the Company set forth in or incorporated by reference in this Agreement, when considered together, is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in the light of the circumstances under which they were made, not misleading.

     6.   Covenants.
          ---------

          6.1   Restricted Shares.  Each Purchaser understands and acknowledges
                -----------------
     that the Shares have not been registered under the Act, or any state securities laws, and that they will be issued in reliance upon certain exemptions from the registration requirements of those laws, and thus cannot be resold unless they are registered under the Act or unless the Company has first received an opinion of competent securities counsel satisfactory to the Company that registration is not required for such resale. Each Purchaser agrees that it will not resell any Shares unless such resale transaction is in accordance with Regulation S and/or Rule 144 under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration. With regard to the restrictions on resales of the Shares, each Purchaser is aware (i) of the limitations and applicability of Securities and Exchange Commission Rule 144; (ii) that the Company will issue stop transfer orders to its stock transfer agent in the event of any attempts improperly to transfer any such securities; and (iii) that a restrictive legend will be placed on certificates representing the Shares, which legend will read substantially as follows:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS AND THEREFORE HAVE NOT BEEN REGISTERED UNDER THE ACT OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT COMPLIANCE WITH THE PROVISIONS OF RULE 144 OR, IF APPLICABLE, REGULATION S UNDER THE ACT, COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE ACT OR APPLICABLE STATE LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. THE COMPANY WILL INSTRUCT ITS STOCK TRANSFER AGENT NOT TO RECOGNIZE ANY SALE OF THESE SECURITIES UNLESS SUCH SALE IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR THE COMPANY HAS FIRST RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS SECURITIES COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

          6.2  Nondisclosure.  Except as required by applicable securities laws,
               -------------
     rules and regulations, prior to the Closing Date no press release or other announcement concerning the proposed transactions will be issued (i) by the Company without advance notice to and consultation with the Purchasers or
     (ii) by any Purchaser without the consent of the Company. This Agreement and all negotiations and discussions between the parties in connection with this Agreement shall be strictly confidential and will not be disclosed in any manner prior to the Closing Date, except to employees and agents of the parties on a need-to-know basis, as required by applicable law or regulations or as otherwise agreed by the parties. After Closing, disclosure shall be at the sole discretion of the Company.

          6.3  Confidentiality.  Subject to the requirements of law, pending
               ---------------
     consummation of the transactions herein contemplated, each Purchaser will keep confidential, and will cause its representatives to keep confidential, all information and documents obtained pursuant to Section 4.8 unless such information (i) was already known to such Purchaser, (ii) becomes available to Purchaser from other sources not known by Purchaser to be bound by a confidentiality obligation, (iii) is independently acquired by such Purchaser as a result of work carried out by any employee or representative of such Purchaser to whom no disclsure of such information has been made,
     (iv) is disclosed with the prior written approval of the Company or (v) is or becomes readily ascertainable from published information or trade sources.] Upon any termination of this Agreement, each Purchaser will collect and deliver to the Company all documents obtained by it or any of its representatives then in their possession and any copies thereof.

     7.   Conditions to Closing.  Closing of the transactions contemplated by
          ---------------------
this Agreement shall be contingent upon the satisfaction or waiver of the following conditions precedent:

          7.1  Approvals, Waivers, Etc.  The Company shall have delivered to
               ------------------------
     each Purchaser evidence of all approvals, including waivers and consents, of its board of directors, government or third parties which may be required for the sale of the Shares, in full force and effect as of the Closing Date.

          7.2  Absence of Litigation and Government Orders or Proceedings.  No
               ----------------------------------------------------------
     litigation nor any order or proceeding of any governmental authority or self-regulatory organization shall have been entered or threatened or shall be pending challenging the purchase of the Shares contemplated by the Transaction Agreements or which could have a material adverse effect on the Company.

          7.3  No Bankruptcy.  The Company shall not have filed for bankruptcy
               -------------
     protection, the appointment of a trustee or receiver, assignment for the benefit of creditors, nor have taken any other action designed to protect the Company, its property or assets from the rights of creditors; and no other person shall have made any such filing or taken any such action in respect of the Company.

          7.4  Compliance with Covenants.  The Company and each Purchaser shall
               -------------------------
     have performed or satisfied in all material respects all of its respective obligations and agreements under the Transaction Agreements.

          7.5  Representations and Warranties.  The representations and
               ------------------------------
     warranties of the Company and each Purchaser set forth in this Agreement shall be true and correct in all material respects (disregarding, for purposes of such determination of materiality, all qualifications in such representations and warranties regarding "material") as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be true and correct only as of such date).

          7.6  AMEX Additional Listing Application.  The Company shall have made
               -----------------------------------
     all appropriate filings under the rules of the American Stock Exchange and shall have received notification from AMEX that the Shares have been approved for listing, subject to notice of issuance.

          7.7  Opinions.  The Company shall have delivered to the Purchaser an
               --------
     opinion of counsel to the Company that (i) the Company has been duly incorporated and is in good standing in the jurisdiction of its incorporation, (ii) the Shares, when paid for and issued, will be validly issued, fully paid and non-assessable, and (iii) the Transaction Document has been duly authorized by all necessary corporate action and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to customary qualifications.

     8.   Indemnification.
          ---------------

          8.1  Indemnification by the Company.  The Company agrees to indemnify
               ------------------------------
     each Purchaser, its officers, employees and agents, and any persons controlling such Purchaser, and hold them harmless from and against any and all liability, damage, cost or expense, including attorney's fees but excluding any diminution in the value of such Purchaser's Shares incurred on account or arising out of any inaccuracy or omission in or breach of the declarations, covenants, agreements, representations, and warranties by the Company set forth or incorporated by reference herein. The Company agrees to indemnify each Purchaser, its directors, officers and controlling persons, against any claim by any third person for any commission, brokerage fee, finders fee, or other payment with respect to this Agreement or the transactions contemplated hereby based upon any alleged agreement or understanding between such party and such third person, whether expressed or implied, arising from the actions of such party. The covenants set forth in the preceding sentence shall survive the Closing Date and any termination of this Agreement.

          8.2  Indemnification by Purchasers.  Each Purchaser agrees to
               -----------------------------
     indemnify the Company against any claim by any third person for any commission, brokerage fee, finders fee, or other payment with respect to this Agreement or the transactions contemplated hereby based upon any alleged agreement or understanding between such party and such third person, whether expressed or implied, arising from the actions of such party. The covenant set forth in this Section shall survive the Closing Date and any termination of this Agreement.

     9.   General Provisions.
          ------------------

          9.1  Attorneys' Fees.  In the event of a default in the performance of
               ---------------
     this Agreement or any document or instrument executed in connection with this Agreement, the defaulting party, in addition to all other obligations and liabilities it shall have hereunder or under applicable laws, shall pay reasonable attorneys' fees and costs incurred by the non-defaulting party.

          9.2  Governing Law.  This Agreement shall be governed by and construed
               -------------
     in accordance with the laws of the State of New York applicable to contracts wholly to be performed in such state.

          9.3  Counterparts.  This Agreement may be executed in one or more
               ------------
     counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

          9.4  Entire Agreement.  This Agreement, the 1999 Registration Rights
               ----------------
     Agreement, the Disclosure Schedule and the other attachments referred to herein (all of which are incorporated in this Agreement by reference) collectively set forth the entire agreement between the parties as to the subject matter hereof, supersede any and all prior or contemporaneous agreements or understandings of the parties relating to the subject matter of this Agreement, and may not be amended except by an instrument in writing signed by all of the parties to this Agreement.

          9.5  Expenses.  Each party shall be responsible for and shall pay its
               --------
     own costs and expenses, including without limitation attorneys' fees and accountants' fees and expenses, in connection with the conduct of the due diligence inquiry, negotiation, execution and delivery of this Agreement and the instruments, documents and agreements executed in connection with this Agreement. The Company shall bear all expenses in connection with the listing of the Shares on AMEX. Notwithstanding the foregoing, the Company shall pay any stock issuance or transfer taxes payable in connection with the issue and sale of the Shares to Purchaser, and expenses which the Company is obligated to pay under the Registration Rights Agreement with respect to the Shares.

          9.6  Termination.  This Agreement may be terminated at any time prior
               -----------
     to the Closing with respect to any Purchaser by mutual agreement of the Company and that Purchaser set forth in writing. This Agreement may also be terminated by the Company or by any Purchaser (solely with respect to such Purchaser's representations, warranties and other agreements hereunder) by written notice to the other parties hereto, in the event that the Closing shall not have occurred on or prior to June 30, 1999. The agreement set forth in Section 9.5 and each other provision hereof expressly stated to survive the termination, shall survive the termination of this Agreement.

          9.7  Headings.  The headings of the sections and paragraphs of this
               --------
     Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          9.8  Notices.  All notices or other communications provided for under
               -------
     this Agreement shall be in writing, and mailed, telecopied or delivered by hand delivery or by overnight courier service, (i) if to any Purchaser, to its address indicated on Schedule A or (ii) if to the Company, to its address indicated below or, in any case, at such other address as the parties may designate in writing:

                         BriteSmile, Inc.
                         Attn. Michael F. Bonner, CFO
                         Airport Business Center
                         200 Diplomat Drive, Bay 204
                         Lester, PA 19113
                         Fax: (610) 362-1130

                         With copies to:

                         Jeffrey M. Jones, Esq.
                         Wayne D. Swan, Esq.
                         DURHAM, JONES & PINEGAR, P.C.
                         Key Bank Tower, Suite 800
                         50 South Main Street
                         Salt Lake City, Utah 84144
                         Phone: (801) 538-2424
                         Fax: (801) 538-2425


     All notices and communications shall be effective as follows: When mailed, on the third business day after the day of deposit in the mail (postage prepaid); when telecopied, upon confirmed transmission of the telecopied notice; when hand delivered, upon delivery; and when sent by overnight courier, the next business day after deposit of the notice with the overnight courier.

          9.9   Severability.  If any one or more of the provisions of this
                ------------
     Agreement is determined to be illegal or unenforceable, all other provisions of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

          9.10  Successors and Assigns. This Agreement shall be binding upon and
                ----------------------
     inure to the benefit of the parties and their successors, but shall not be assignable by any Purchaser without the prior written consent of the Company.

          9.11 Survival of Representations, Warranties and Covenants Closing.
               -------------------------------------------------------------
     All warranties, representations, indemnities and agreements made in this Agreement by a party hereto shall survive the date of this Agreement, the Closing Date, the consummation of the transactions contemplated by this Agreement and the issuance by the Company of the Shares.

     IN WITNESS WHEREOF, the parties named below have signed this Agreement as of the date first above written.

[INDIVIDUAL PURCHASER]

_____________________________
Printed Name

_____________________________
Signature

DATE: June 3, 1999


[ENTITY PURCHASER]

                     [NAME OF ENTITY]
-------------------------------------


BY:_________________________

TITLE: _____________________

DATE: June 3, 1999



ACCEPTED AND AGREED:

BRITESMILE, INC., the "Company"


BY:______________________
TITLE:___________________
DATE:__________   ___, 1999

                                                                      Schedule A
                                                                      ----------


Purchaser and Address           Number of Shares       Aggregate Purchase Price
-----------------------         ----------------       ------------------------